                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 11, 2000


                         Peerless Systems Corporation
        ---------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



                Delaware            000-21287         95-3732595
            ----------------     --------------    ----------------

             (State or other      (Commission    (I.R.S. Employer
            jurisdiction of      File Number)   Identification No.)
             incorporation


       2381 Rosecrans Avenue
       El Segundo, California                                     90245
   ------------------------------------------------------------------------
     (Address of principal executive offices)                  (Zip Code)

      Registrant's telephone number, including area code: (310) 536-0908

                                      N/A
   ------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5. Other Events.

  Effective July 11, 2000, Gordon L. Hanson resigned his position as Vice President and General Manager of Peerless Systems Imaging Products, Inc., a Washington corporation, and a wholly-owned subsidiary of the registrant.


SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 PEERLESS SYSTEMS CORPORATION


Date: July 13, 2000              By: /s/ Carolyn M. Maduza
                                     -----------------------------------
                                      Carolyn M. Maduza
                                      Chief Financial Officer